BLACKROCK GLOBAL ALLOCATION FUND, INC.

(the “Fund”)

Supplement dated April 16, 2024 to the Summary Prospectuses and the

Prospectuses of the Fund, dated August 28, 2023, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Global Allocation Fund, Inc. — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Global Allocation Fund, Inc. — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Rick Rieder	2019	Managing Director of BlackRock, Inc., Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Executive Committee Investments Sub-Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council.
Russ Koesterich, CFA, JD	2017	Managing Director of BlackRock, Inc.
David Clayton, CFA, JD1	2017	Managing Director of BlackRock, Inc.

[1]	Effective June 30, 2024, David Clayton, CFA, JD will retire from BlackRock, Inc. and will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Rick Rieder, Russ Koesterich, CFA, JD and David Clayton, CFA, JD1 , are the Fund’s portfolio managers, and are jointly and primarily responsible for the management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

[1]	Effective June 30, 2024, David Clayton, CFA, JD will retire from BlackRock, Inc. and will no longer serve as a portfolio manager of the Fund.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2019	BlackRock’s Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Executive Committee Investments Sub-Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council; Managing Director of BlackRock, Inc. since 2009.
Russ Koesterich, CFA, JD	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2017	Managing Director of BlackRock, Inc. since 2009.
David Clayton, CFA, JD1	Jointly and primarily responsible for the management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2017	Managing Director of BlackRock, Inc. since 2012.

[1]	Effective June 30, 2024, David Clayton, CFA, JD will retire from BlackRock, Inc. and will no longer serve as a portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.